SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  Form 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported):
                              November 2, 2000


                              US Airways, Inc.
                      (Commission file number: 1-8442)

           (Exact name of registrant as specified in its charter)

      Delaware                                      53-0218143
(State of incorporation)              (I.R.S. Employer Identification No.)


                              US Airways, Inc.
                  2345 Crystal Drive, Arlington, VA 22227
                  (Address of principal executive offices)
                               (703) 872-7000
            (Registrant's telephone number, including area code)



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

      (a)   Not applicable.
      (b)   Not applicable.
      (c)   Exhibits.  See exhibit list below.

      The following documents are being filed as Exhibits in connection with, and incorporated by reference into, US Airways, Inc.'s Registration Statement on Form S-3 (Registration No. 333-47348). The Registration Statement, and a Prospectus Supplement, dated October 26, 2000, to the Prospectus, dated October 16, 2000, relate to the offering of US Airways, Inc. Pass Through Certificates, Series 2000-3G.


Reg. No.
333-47348
Exhibit No.   Document
-----------   --------
4.1 Pass Through Trust Agreement, dated as of October 5, 2000, between State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee and US Airways, Inc.*

4.2 Pass Through Trust Supplement No. 2000-3G, dated as of November 2, 2000, between State Street Bank and Trust Company of Connecticut, National Association, as Class G Pass Through Trustee, and US Airways, Inc.+

4.3 Financial Guaranty Insurance Policy, Policy No. 33413, dated November 2, 2000, issued by MBIA Insurance Corporation, for the benefit of State Street Bank and Trust Company of Connecticut, National Association as Subordination Agent, as agent for the Class G Pass Through Trustee+

4.4 Deposit Agreement (Class G), dated as of November 2, 2000, between First Security Bank, National Association, as Escrow Agent, and ABN AMRO Bank, N.V., as Depositary +

4.5 Revolving Credit Agreement (Class G), dated as of November 2, 2000, between State Street Bank and Trust Company of
             Connecticut, National Association, as Pass Through Trustee, as Subordination Agent, and Morgan Stanley Capital Services Inc., as Liquidity Provider+

4.6 Intercreditor Agreement, dated as of November 2, 2000, among State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustees and as Subordination Agent, MBIA Insurance Corporation, as Policy Provider and Morgan Stanley Capital Services Inc., as Liquidity Provider+

4.7 Escrow and Paying Agent Agreement (Class G), dated as of November 2, 2000, among First Security Bank, National Association, as Escrow Agent, Morgan Stanley & Co. Incorporated, Credit Lyonnais Securities (USA) Inc., Deutsche Bank Securities Inc. and SG Cowen Securities Corporation, as Underwriters, and State Street Bank and Trust Company of Connecticut, National Association, as Class G Pass Through Trustee and as Paying Agent+

4.8 Note Purchase Agreement, dated as of November 2, 2000, among US Airways, Inc., State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustees, Subordination Agent, and as Paying Agent, and First Security Bank, National Association, as Escrow Agent +

4.9 Exhibit A-1A to Note Purchase Agreement - Form of Basic Leased Aircraft Participation Agreement+

4.10 Exhibit A-1B to Note Purchase Agreement - Form of Special Leased Aircraft Participation Agreement+

4.11         Exhibit A-2A to Note Purchase Agreement - Form of Basic Lease+

4.12         Exhibit A-2B to Note Purchase Agreement - Form of Special
             Lease+

4.13 Exhibit A-3A to Note Purchase Agreement - Form of Basic Leased Aircraft Indenture+

4.14 Exhibit A-3B to Note Purchase Agreement - Form of Special Leased Aircraft Indenture+

4.15 Exhibit A-4 to Note Purchase Agreement - Form of Leased Aircraft Purchase Agreement Assignment+

4.16 Exhibit A-5A to Note Purchase Agreement - Form of Basic Leased Aircraft Trust Agreement+

4.17 Exhibit A-5B to Note Purchase Agreement - Form of Special Leased Aircraft Trust Agreement+

4.18 Exhibit A-6 to Note Purchase Agreement - Form of Leased Aircraft French Pledge Agreement+

4.19 Exhibit C-1 to Note Purchase Agreement - Form of Owned Aircraft Participation Agreement+

4.20         Exhibit C-2 to Note Purchase Agreement - Form of Owned
             Aircraft Indenture+

4.21 Exhibit C-3 to Note Purchase Agreement - Form of Owned Aircraft Purchase Agreement Assignment+

4.22 Exhibit C-4 to Note Purchase Agreement - Form of Owned Aircraft French Pledge Agreement+

4.23         Class G Global Certificates+

4.24 Underwriting Agreement, dated as of October 26, 2000, among US Airways, Inc. and Morgan Stanley & Co. Incorporated, Credit Lyonnais Securities (USA) Inc., Deutsche Bank Securities Inc. and SG Cowen Securities Corporation, as Underwriters **


+     Filed herewith.
* Previously filed. See Registration Statement on Form S-3, filed with the Securities and Exchange Commission on October 5, 2000.
** Previously filed. See Current Report on Form 8-K for US Airways, Inc. filed with the Securities and Exchange Commission on October 31, 2000.




                                 SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   US Airways, Inc. (REGISTRANT)


Date:  November 2, 2000            By: /s/ Anita P. Beier
                                     -----------------------------
                                     Anita P. Beier
                                     Vice President and Controller
                                     (Chief Accounting Officer)





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